Assets Held for Sale	9 Months Ended
Sep. 30, 2024
Assets Held For Sale
Assets Held for Sale

7. Assets Held for Sale

Assets held for sale consists of the following:

(in thousands)	September 30, 2024	December 31, 2023
Xepi® license	$4,600	$-
Less: Accumulated amortization	$(2,300)	$-
Assets held for sale	$2,300	$-

The Xepi® license intangible asset was recorded at acquisition-date fair value of $4.6 million and was amortized on a straight-line basis over the useful life of 11 years. Amortization expense was $0.1 million for each of the three-month periods ended September 30, 2024 and 2023 and $0.3 million for the nine months ended September 30, 2024 and 2023.

During the third quarter of 2024, the Company committed to a plan to sell its Xepi product line and determined that the intangible asset meets the criteria to be classified as held for sale in accordance with ASC 360-10-45-9. The Company has entered into a letter of intent and expects to complete the sale within the next six to twelve months and as such has classified the asset as held for sale under current assets in the Condensed Consolidated Balance Sheets. The carrying amount of the asset at the time of classification was $2.3 million, which was the lower of its carrying value or estimated fair value less cost to sell. No gain or loss was recognized in the Statement of Operations upon classification as an asset held for sale and the related revenue and expenses associated with the asset were de-minimus. This divestiture does not represent a strategic shift that will have a major effect on our consolidated results of operations and therefore is not being reported as discontinued operations.